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GuideStone Funds

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GUIDESTONE FUNDS

Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund,

MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

_________________________

INFORMATION STATEMENT

_________________________

August 29, 2008

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each above-listed series (“Fund”) of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (the “Board”) has approved the appointment of two new sub-advisers, Columbus Circle Investors and Rainier Investment Management, Inc.® (together, the “New Sub-Advisers”), to manage separate portions of the Growth Equity Fund’s portfolio. There will be no changes to the Growth Equity Fund’s investment objective, principal investment strategies or principal risks, and the aggregate management fee of the Growth Equity Fund will not increase, as a result of the appointment of the New Sub-Advisers.

The new sub-advisory agreements with the New Sub-Advisers have been approved in conjunction with the termination of sub-advisory agreements with RCM Capital Management LLC (“RCM”) and TCW Investment Management Company (“TCW”) (together, the “Legacy Sub-Advisers”), each on behalf of the Growth Equity Fund.  Each of the New Sub-Advisers will manage a separate portion of the Growth Equity Fund’s portfolio, which will include portions previously managed by the Legacy Sub-Advisers.

GuideStone Financial Resources of the Southern Baptist Convention, the majority shareholder of each of the Funds, has elected Peter L. Chamberlain, Ph.D. as a trustee to the Trust’s Board of Trustees.

We are not asking you for a proxy and you are requested not to send us a proxy.   If you have any questions, please call 1-888-98-GUIDE (48433) and we will be glad to assist you.  Thank you for your continued support of GuideStone Funds.

Very truly yours,

John R. Jones

President

GUIDESTONE FUNDS

Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund,

MyDestination 2035 Fund, MyDestination 2045 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

_________________________

INFORMATION STATEMENT

_________________________

August 29, 2008

This document is an Information Statement for shareholders of the Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund, Global Bond Fund, Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Fund (each a “Fund” and collectively, the “Select Funds”), Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Conservative Allocation Fund I, Balanced Allocation Fund I, Growth Allocation Fund I, Aggressive Allocation Fund I, MyDestination 2005 Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, and MyDestination 2045 Fund (collectively with the Select Funds, the “Funds”), each a series of GuideStone Funds (the “Trust”).  GuideStone Capital Management (the “Adviser”) serves as the investment adviser to the Funds and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498.  The Funds’ principal underwriter is PFPC Distributors, Inc. (“Underwriter”), whose principal office is located at 760 Moore Road, King of Prussia, Pennsylvania 19406.  PNC Global Investment Servicing Inc. serves as the transfer agent and administration and fund accounting agent to the Funds and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.  This Information Statement will be mailed on or about August 29, 2008 to the shareholders of record of each Fund as of August 14, 2008 (the “Record Date”).

As disclosed in the Funds’ prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of each Fund’s shares.  The Funds will refuse to accept any investment that would result in a change of such control.  This means that GuideStone Financial Resources, which is the parent company of the Adviser, controls the vote on any matter that requires shareholder approval.

As further described in the Funds’ prospectus, the assets of each Select Fund are or may be allocated among multiple sub-advisers.  The Trust and the Adviser have received an exemptive order from the U.S. Securities and Exchange Commission to permit the Adviser and the Trust’s Board of Trustees (the “Board”) to select and replace sub-advisers for the Select Funds and to amend sub-advisory agreements without obtaining shareholder approval.  Accordingly, the Adviser is able, subject to the approval of the Board, to appoint and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval provided there is not an increase in the management fee.

This is not a proxy statement.  We are not asking you for a proxy and you are requested not to send us a proxy.

The Funds will bear the expenses incurred in connection with preparing this Information Statement.  You may obtain a copy of the Trust’s most recent annual report to shareholders, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201, by calling 1-888-98-GUIDE (48433) or going to our website at www.GuideStoneFunds.org.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date.  Appendix B lists the shareholders who owned beneficially or of record more than 5% of the shares of any class of each of the Funds as of the Record Date.  The executive officers and the Trustees, as a group, owned less than 1% of the outstanding shares of each class of each of the Funds as of the Record Date, to the knowledge of the Adviser.

I.

Introduction

Growth Equity Fund.  On July 24, 2008, the Board appointed Columbus Circle Investors (“CCI”) and Rainier Investment Management, Inc.® (“Rainier”) (together, the “New Sub-Advisers”) as sub-advisers, each to manage a portion of the assets of the Growth Equity Fund.  The New Sub-Advisers replaced RCM Capital Management LLC (“RCM”) and TCW Investment Management Company (“TCW”) (together, the “Legacy Sub-Advisers”), which had served as two of the Growth Equity Fund’s sub-advisers.  The investment objective, principal investment strategies and principal risks of the Growth Equity Fund will not change as a result of the appointment of the New Sub-Advisers, and there will be no increase in the Fund’s aggregate management fee.

All Funds.  Effective July 26, 2008, GuideStone Financial Resources, as the majority shareholder of each Fund, has elected Peter L. Chamberlain, Ph.D. to serve as a trustee on the Trust’s Board of Trustees.

II.

Growth Equity Fund: Appointment of the New Sub-Advisers

Appointment.   At a regular meeting of the Board held on July 24, 2008, the Board, and separately, the Trustees who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (“Independent Trustees”) unanimously approved a proposal by the Adviser to engage the New Sub-Advisers to provide sub-advisory services with respect to separate portions of the Growth Equity Fund commencing on or about August 15, 2008.  The New Sub-Advisers have replaced the Legacy Sub-Advisers.  The New Sub-Advisers join Marisco Capital Management, LLC and Sands Capital Management, LLC, the current sub-advisers of the Fund, which continue to provide sub-advisory services with respect to portions of the Fund.

The Adviser’s recommendation to appoint the New Sub-Advisers was based on its analysis of the structure and the underlying sub-adviser composite of the Fund.  The Adviser’s recommendations are intended to enhance and solidify the Fund’s relative growth oriented exposure, enhance the Fund’s core and high growth oriented exposure and improve the Fund’s excess return potential.  In conjunction with the appointment of the New Sub-Advisers, the Adviser recommended, and the Board, including the Independent Trustees voting separately, unanimously approved, the termination of each of the sub-advisory agreements with the respective Legacy Sub-Advisers, effective on July 31, 2008.  The Board approved the termination of the Legacy Sub-Advisers based on information provided by the Adviser regarding restructuring of the Fund.

Board Considerations.  In making its determination to hire the New Sub-Advisers, the Board, including the Independent Trustees advised by independent legal counsel, considered a number of factors, including the past performance records of similar accounts managed by personnel of the New Sub-Advisers who would be managing portfolios of the Fund, fees charged to comparable clients, and information regarding the New Sub-Advisers’ ownership structure, investment management experience, personnel, clients, assets under management, compliance policies and procedures, brokerage and soft dollar practices, and investment philosophies and processes.  The Board also reviewed presentations by the Adviser regarding the comprehensive screening process it used to recommend the New Sub-Advisers.  The Board received and considered information about the potential of the New Sub-Advisers to contribute economies of scale as the Fund grows in size.  The Board considered that, for each of the New Sub-Advisers, the Adviser had been able to negotiate fees that were very favorable compared to the sub-advisers’ stated fee schedules.  The Board noted that each New Sub-Adviser’s fee schedule incorporates fee breakpoints, but given the proposed allocation of assets to each New Sub-Adviser, no future breakpoints would be available to the Fund as assets increase in market value.   Because the engagement of each of the New Sub-Advisers is new, there is no historical profitability information with regard to their arrangements with the Fund.  The Board did note, however, that CCI did provide an estimate of its overall profitability as an investment advisory firm.  Due to the Adviser’s fee negotiations with the New Sub-Advisers, it was noted that the Fund’s aggregate sub-advisory fees are expected to remain the same.  The Board noted that the Fund, and not the Adviser, pays fees to the New Sub-Advisers directly; therefore, the Fund’s sub-adviser terminations and appointments were not expected to affect the Adviser’s profitability.  The Board noted that the management fee for the Fund, which would remain unchanged, would continue to be competitive with fees paid by other mutual funds to other advisers.

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by the New Sub-Advisers and their affiliates as a result of their arrangements with the Fund.  The Board concluded that any potential benefits to be derived by the New Sub-Advisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by sub-advisers to mutual funds.

The Board considered the investment strategy proposed to be implemented by CCI with respect to approximately 20% of the Fund’s assets, and the Adviser’s assessment that the strategy would enhance the Fund’s core and high growth oriented exposure and offer the potential for increased returns.  The Board also considered the favorable past performance history of the investment strategy relative to the benchmark index and to the peer universe.  The Board noted that the proposed investment strategy outperformed its benchmark, the Russell 1000® Growth Index, over the one-, three-, five-, seven- and ten-year periods ended March 31, 2008.  The Board further noted that the proposed investment strategy was ranked in the top quartile among its peer universe during the one-, three- and five-year periods ended March 31, 2008 and fell just below the top quartile for the seven- and ten-y ear periods ended March 31, 2008.

The Board considered the two separate and complementary investment strategies proposed to be implemented by Rainier with respect to approximately 35% of the Fund’s assets, with approximately 17.5% devoted to each strategy.  The Board considered the Adviser’s assessment that the strategies, which are focused on large capitalization growth stocks, would provide relative growth oriented exposure and core oriented growth exposure, respectively, to the Fund and offer the potential for increased returns.  The Board noted that the proposed large cap equity investment strategy outperformed its benchmark indexes, the Russell 1000® Growth Index and the Russell 1000® Index, over the one-, three-, five-, seven- and ten-year periods ended March 31, 2008, and in the second quartile for the ten-year period ended March 31, 2008  The Board further noted that the proposed large c ap equity investment strategy was in the top quartile among its peer universe during the one-, three-, five- and seven-year periods ended March 31, 2008.  The Board noted that the proposed large cap growth investment strategy outperformed its benchmark index, the Russell 1000® Growth Index, over the one-, three-, five- and seven-year periods ended March 31, 2008.  The Board further noted the proposed large cap growth investment strategy was in the top quartile among its peer universe during the one-, three-, five- and seven-year periods ended March 31, 2008.

The Trustees considered the Adviser’s assessment of the financial condition of each of the New Sub-Advisers.  The Trustees noted that the Adviser, after reviewing certain financial information provided by the New Sub-Advisers, felt comfortable that each sub-adviser was financially sound.

The Trustees also considered the potential costs associated with the transition management of the Fund based on information provided by the Adviser on prior transitions involving other series of the Trust.  The Trustees considered the potential costs of the transition management against the enhanced investment returns that the Adviser anticipated would result from the restructuring of the Fund over both the short- and long-term.

No officers or Trustees of the Trust are officers, employees, directors, general partners or shareholders of any of the New Sub-Advisers.  In addition, since January 1, 2007, the beginning of the Trust’s last fiscal year, no Trustee of the Trust has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which the New Sub-Advisers, any parent or subsidiary of a New Sub-Adviser or any subsidiary of a parent of such entities was or is to be a party.

Information Regarding the New Sub-Advisers.

CCI.  CCI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Founded in 1975, CCI is a bottom-up, growth-oriented equity manager and specializes in the management of discretionary accounts for a variety of organizations, including corporate, public, Taft-Hartley, endowment/foundations and healthcare institutions.  As of June 30, 2008, CCI had assets under management of approximately $15.2 billion.  CCI utilizes a growth-oriented, investment philosophy of “positive momentum and positive surprise” which strives to invest in good companies getting stronger and in companies whose fundamentals are exceeding investor expectations.  Anthony Rizza, CFA, Senior Managing Director/Portfolio Manager, is responsible for the day-to-day management of the Fund’s portfolio.  Mr. Rizza has been with CCI since 1991 and has 20 year s of experience.   More information about CCI is provided in Appendix C.

Rainier.   Rainier is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Although incorporated in 1989, Rainer’s origin extends back to 1973 through predecessor organizations.  As of June 30, 2008, Rainier had assets under management of approximately $17.9 billion.  The firm provides investment management services almost exclusively to institutional investors, including public sector, deferred compensation and 401(k) plans as well as mutual funds.  Rainier uses a team approach to manage its assigned portion of the Fund.  The team is led by James Margard, CFA and consists of Daniel Brewer, CFA, Mark Broughton, CFA, Mark Dawson, CFA and Peter Musser, CFA.  Mr. Margard holds the positions of Principal, Chief Investment Officer and Director of Equity Management.  Messrs. Brewer, Broughton, Dawson and Musser each hold the positions of Principal and Senior Equity Portfolio Manager.  Each of these individuals has more than five years of experience with Rainier.  More information about Rainier is provided in Appendix D.

Comparison of the Management Fees.  The management fee paid by the Fund will not increase as a result of entering into the sub-advisory agreements among the Trust, the Adviser and each of the New Sub-Advisers (each a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”).  The Fund, not the Adviser, pays fees to the New Sub-Advisers directly; therefore, the Fund’s sub-adviser terminations and appointments are not expected to affect the Adviser’s profitability.  For the fiscal year ended December 31, 2007, each class of the Fund paid a management fee of 0.83% of average daily net assets.

Description of the New Sub-Advisory Agreements.  The New Sub-Advisory Agreements became effective on or about July 25, 2008.  This description of the New Sub-Advisory Agreements is qualified in its entirety by the form of the Agreement, which is included in Appendix E.  Except as to compensation and effective date, the terms of the New Sub-Advisory Agreements are substantially identical in all respects to the investment sub-advisory agreements between the Trust, the Adviser and the Fund’s other sub-advisers, including the previous sub-advisory agreements with the Legacy Sub-Advisers.  The New Sub-Advisory Agreements will continue in effect for an initial term of two years.  Thereafter, the New Sub-Advisory Agreements will continue in effect only if approved annually by the Board or by the vote of the shareholders of the majority of the outstanding shares of the Fund, and also, in eit her event, if approved by a majority of the Independent Trustees.

Under the New Sub-Advisory Agreements, the New Sub-Advisers will manage the assets of the Fund that are allocated to them by the Adviser.  The New Sub-Advisers have discretion pursuant to the New Sub-Advisory Agreements to purchase and sell securities for their respective allocated segment of Fund assets in accordance with the Fund’s objectives, polices and restrictions, and the more specific strategies and guidelines provided by the Adviser.  Although the New Sub-Advisers are subject to the overall supervision of the Board and officers of the Trust and by the Adviser, these parties do not evaluate the investment merits of specific securities transactions.

The New Sub-Advisory Agreements recognize that the New Sub-Advisers may, under certain circumstances, pay higher brokerage commissions by executing portfolio transactions with brokers that provide the New Sub-Advisers with research, analysis, advice or similar services.  The New Sub-Advisory Agreements also provide that the New Sub-Advisers will (1) maintain all books and records required to be maintained by them pursuant to the Investment Advisers Act of 1940, as amended and the rules and regulations promulgated thereunder with respect to transactions the New-Sub-Advisers effect on behalf of the Fund and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser may reasonably request; and (2) provide the Board or the Adviser with certain economic and investment analyses and reports, as well as monthly reports, setting forth the Fund’s performance wit h respect to the New Sub-Advisers’ investments on its behalf and make available to the Board and the Adviser any economic, statistical and investment services that the New Sub-Advisers normally make available to their institutional investors or other customers.

The New Sub-Advisory Agreements do not protect the New Sub-Advisers against liability to the Fund or its shareholders to which they might otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or breach of their duties and obligations under the New Sub-Advisory Agreements.  Each New Sub-Advisory Agreement will terminate automatically with respect to the Fund upon its assignment or upon the termination of the Fund’s Advisory Agreement with the Adviser.  The New Sub-Advisory Agreements may also be terminated without penalty at any time by any party thereto, immediately upon written notice to the other parties.

II.

All Funds: Election of Trustee to the Board of Trustees

GuideStone Financial Resources, as majority shareholder of each Fund, has elected Peter L. Chamberlain, Ph.D. to the Trust’s Board of Trustees, effective July 26, 2008.  Dr. Chamberlain was nominated on May 19, 2008 by the Nominating Committee of the Board to replace an Independent Trustee who resigned as a Trustee of the Trust for personal reasons effective upon the election of Dr. Chamberlain.  Dr. Chamberlain’s nomination was recommended by GuideStone Financial Resources.

Information about Dr. Chamberlain, including his principal occupation during the past five years, is set forth below.

Name (Date of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee
Peter L. Chamberlain, Ph.D. (10/24/51) 2401 Cedar Springs Road Dallas, TX 75201-1498 Trustee	Since 2008	Senior Financial Adviser, Summit Wealth Management Inc., 2006-present; President and CEO, B.R. Chamberlain & Sons (Investment Adviser), 1995-2006.	24

First Baptist Church of Orlando, Board of Trustee Member and Strategy Team;  Rollins College Board of Overseers/Corporate Council, Member; The B.R. Chamberlain Foundation for Public Enrichment, President.

*The Trust’s Trust Instrument provides that each Trustee will hold office until his resignation, removal or mandatory retirement.

Upon effectiveness of the election of Dr. Chamberlain, the Board will be comprised of eight individuals:  Barry Dale Hartis and Gerald B. Jones, each of whom is an “interested person” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended); and Michael R. Buster, Dr. Chamberlain, William Craig George, Julie P. Fry, Joseph A. Mack and Franklin Morgan, who are Independent Trustees.  Mr. Mack serves as Chairman of the Board.  During the fiscal year ended December 31, 2007, the Board held six meetings.  None of the Trustees attended fewer than 75% of the board meetings held during the previous fiscal year.

Security and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all of the Funds of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him or her), as of July 31, 2008.

Name of Trustee	Dollar Range of Equity Securities in each Portfolio of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
Barry Dale Hartis

$10,001-$50,000 in the Conservative Allocation Fund

$50,001-$100,000 in the Balanced Allocation Fund

$10,001-$50,000 in the Growth Allocation Fund

$10,001-$50,000 in the Low-Duration Bond Fund

$10,001-$50,000 in the Medium-Duration Bond Fund

Over $100,000
Gerald B. Jones	NONE	NONE
INDEPENDENT TRUSTEES
Michael R. Buster

Over $100,000 in the Growth Allocation Fund

$1-$10,000 in the Real Estate Securities Fund

$50,001-$100,000 in the Value Equity Fund

$50,001-$100,000 in the Growth Equity Fund

Over $100,000 in the Small Cap Equity Fund

$1-$10,000 in the International Equity Fund

Over $100,000
Peter L. Chamberlain, Ph.D.	NONE	NONE
Julie P. Fry	NONE	NONE
William Craig George	NONE	NONE
Joseph A. Mack	NONE	NONE
Franklin Morgan	NONE	NONE

As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of August 14, 2008.

As of July 31, 2008, the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Adviser, the Trust, Sub-Advisers or Distributor, or in any person directly or indirectly controlling, controlled by or under common control with the Adviser, Sub-Advisers or Distributor.

Compensation. The Trust pays no compensation to the Trustees.  The Trust reimburses Trustees for any expenses incurred in attending meetings.  The Trust does not compensate the Funds’ officers for the services they provide to the Funds.

Mr. Mack is a beneficiary of a health plan sponsored by GuideStone Financial Resources, and a beneficiary of the South Carolina Baptist Convention Annuity Plan. Mr. Hartis is a beneficiary of a tax deferred retirement plan sponsored by GuideStone Financial Resources and made available to employees of an educational institution.  Mr. Buster is a beneficiary of the Church Retirement Plan sponsored by GuideStone Financial Resources.

Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Mack, Buster, George, Morgan, Dr. Chamberlain and Ms. Fry.  The Nominating Committee has a written charter which sets forth the authority and responsibilities of the Nominating Committee.  The Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board of Trustees or otherwise elect a Trustee.  The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board of Trustees to serve as Independent Trustees shall be committed to the discretion of the Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions.  During the fiscal year ended December 31, 2007, there were two meetings of the Nominating Committee.

In proposing a nominee, the Nominating Committee considers certain factors, including but not limited to, the general knowledge, background and experience of the nominee.  Specifically, the Nominating Committee considers whether the nominee possesses a high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Nominating Committee also considers the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness.  In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.   The Nominating Committee may consider potential candidates for nomination identified by one or more shareholders of th e Trust.  Shareholders can submit recommendations in writing to the attention of Rodney R. Miller, Vice President and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498.

Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Mack, Buster, George, Morgan, Dr. Chamberlain and Ms. Fry.  Ms. Fry is the Audit Committee financial expert. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent public accounting firm; (2) review and approve the scope of the independent public accounting firm’s audit activity; (3) review the financial statements which are the subject of the independent accounting firm’s certifications; and (4) review with such independent accounting firm the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2007, there were four meetings of the Audit Committee.

Valuation Committee.  The Trust has established a Valuation Committee consisting of certain persons appointed by the Board, which include certain officers of the Trust, employees of GuideStone Financial Resources and employees of PNC Global Investment Servicing Inc., which provides fund accounting and administration services to the Funds. The Valuation Committee reviews and monitors the Valuation Procedures adopted by the Board.  The Valuation Committee is responsible for determining the fair value of each Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the Board deems necessary.  The Valuation Committee meets on an adhoc basis to discuss issues relating to the valuation of securities held by the Funds.  Committee members are required to report actions taken at their meetings at the next scheduled Board meeting following the Valuation Committee’s meeting.  During the fiscal year ended December 31, 2007, there were four meetings of the Valuation Committee.

Portfolio Transactions.  To the extent permitted by law and in accordance with procedures established by the Board, the Funds may engage in brokerage transactions with brokers that are affiliates of the Adviser or the Funds’ sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Adviser or the Funds’ sub-advisers.  For the fiscal year ended December 31, 2007, the Growth Equity Fund did not pay any brokerage commissions to affiliated brokers.

Shareholder Communications.  The Board of Trustees has provided for a process by which shareholders may send communications to the Board.  If a shareholder wishes to send a communication to the Board, or to a specified Trustee, the communication should be submitted in writing to Rodney R. Miller, Vice President and Secretary, GuideStone Funds, 2401 Cedar Springs Road, Dallas, Texas 75201-1498, who will forward such communication to the Trustee(s).

Multiple Shareholders in a Household.   If you are a member of a household in which multiple shareholders of your Fund share the same address, and the Fund or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund or your broker or bank previously received contrary instructions from a shareholder in your household.  If you are part of a household that has received only one copy of the Materials, your Fund will deliver promptly a separate copy of the Materials to you upon written or oral request.  To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas Texas 75201-1498, by calling 1-888-98-GUIDE (48433).  On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

Rodney Miller

Vice President and Secretary

August __, 2008

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF JULY 15, 2008

Fund	GS2 Class	GS4 Class	GS6 Class
Conservative Allocation Fund	N/A	24,452,065.256	1,669,947.355
Balanced Allocation Fund	N/A	90,500,186.214	2,590,462.897
Growth Allocation Fund	N/A	67,753,339.685	1,636,255.965
Aggressive Allocation Fund	N/A	58,523,332.653	1,949,874.885
Money Market Fund	133,360,124.140	973,114,918.100	6,774,036.920
Low-Duration Bond Fund	14,571,884.740	50,787,144.073	657,000.531
Medium-Duration Bond Fund	18,076,141.383	70,117,371.823	1,880,978.346
Extended-Duration Bond Fund	9,737,913.158	28,746,120.459	2,311,216.230
Global Bond Fund	N/A	24,049,179.534	N/A
Equity Index Fund	7,686,693.796	21,316,286.259	82,726.544
Real Estate Securities Fund	N/A	13,742,351.072	N/A
Value Equity Fund	26,175,407.511	82,549,955.364	2,068,836.757
Growth Equity Fund	18,601,882.689	68,914,072.661	1,104,429.880
Small Cap Equity Fund	8,911,908.528	30,250,368.585	1,947,260.958
International Equity Fund	24,021,481.589	80,647,939.839	1,958,484.927
Conservative Allocation Fund I	6,535,652.303	N/A	N/A
Balanced Allocation Fund I	31,775,122.341	N/A	N/A
Growth Allocation Fund I	19,692,240.999	N/A	N/A
Aggressive Allocation Fund I	13,538,427.139	N/A	N/A
MyDestination 2005 Fund	N/A	6,561.481.822	148,725.522
MyDestination 2015 Fund	N/A	19,143,621.310	190,534.879
MyDestination 2025 Fund	N/A	12,869,779.945	269,702.268
MyDestination 2035 Fund	N/A	4,738,913.852	196,350.886
MyDestination 2045 Fund	N/A	1,918,250.271	142,039.535

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of August 14, 2008 *(Percentage of shares owned rounded to the nearest whole percentage)
Conservative Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	13,315,720.364	54%
Conservative Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6,916,613.231	28%
Conservative Allocation Fund GS4 Class	GuideStone Financial Resources Endowment Fund PO Box 2190 Dallas TX 75221-2190	1,748,438.521	7%
Balanced Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	56,470,980.278	62%
Balanced Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	26,587,851.383	29%
Growth Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	43,757,456.063	65%
Growth Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	17,951,690.879	26%
Aggressive Allocation Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	36,030,003.308	62%
Aggressive Allocation Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	13,418,095.354	23%
Money Market Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	337,468,983.770	35%
Money Market Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	177,736,440.130	18%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Market Liq Value Equity Fund PO Box 2190 Dallas TX 75221-2190	51,374,039.110	5%
Money Market Fund GS4 Class	GuideStone Financial Resources Money Market Liq Medium-Duration Bond Fund PO Box 2190 Dallas TX 75221-2190	49,238,291.110	5%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Conservative Allocation Fund PO Box 2190 Dallas TX 75221-2190	18,855,169.305	37%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	14,120,704.118	28%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	5,561,036.041	11%
Low-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	4,903,567.670	10%
Low-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	3,089,102.318	6%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	20,134,258.436	29%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	19,818,128.429	28%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	7,802,431.027	11%
Medium-Duration Bond Fund GS4 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	5,208,699.823	7%
Medium-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	4,773,586.904	7%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	10,611,484.488	37%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	7,194,373.662	25%
Extended-Duration Bond Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	4,155,223.449	14%
Extended-Duration Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,850,360.593	10%
Extended-Duration Bond Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,991,087.138	7%
Equity Index Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	7,012,844.210	33%
Equity Index Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,182,815.620	20%
Equity Index Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	3,166,521.599	15%
Equity Index Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,661,948.773	12%
Equity Index Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,249,643.431	11%
Value Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	16,635,072.497	20%
Value Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	16,585,529.463	20%
Value Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	13,860,432.615	17%
Value Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	11,811,411.039	14%
Value Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	8,910,211.407	11%
Value Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,692,350.953	6%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	14,025,276.399	20%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	13,337,741.873	19%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	11,183,044.450	16%
Growth Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	9,494,915.831	14%
Growth Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	9,489,677.894	14%
Growth Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,769,959.043	7%
Small Cap Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	8,466,910.190	28%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	4,584,179.891	15%
Small Cap Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	4,179,670.854	14%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	3,775,868.745	12%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	3,206,814.200	11%
Small Cap Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	2,750,712.008	9%
International Equity Fund GS4 Class	GuideStone Financial Resources Aggressive Allocation Fund PO Box 2190 Dallas TX 75221-2190	15,600,265.675	19%
International Equity Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	14,632,197.843	18%
International Equity Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	13,076,877.183	16%
International Equity Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	12,008,518.112	15%
International Equity Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	11,107,332.615	14%
International Equity Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	6,033,717.428	7%
Real Estate Securities Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	4,175,001.022	30%
Real Estate Securities Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,721,056.278	20%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	2,439,343.062	18%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2015 Blended Fund PO Box 2190 Dallas TX 75221-2190	1,262,822.926	9%
Real Estate Securities Fund GS4 Class	GuideStone Financial Resources MyDestination 2025 Blended Fund PO Box 2190 Dallas TX 75221-2190	941,732.307	7%
MyDestination 2005 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	3,439,235.282	52%
MyDestination 2005 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,209,019.090	34%
MyDestination 2015 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	12,419,937.837	65%
MyDestination 2015 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	5,287,563.604	28%
MyDestination 2025 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	8,203,779.106	64%
MyDestination 2025 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,541,373.640	28%
MyDestination 2035 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	2,880,880.332	61%
MyDestination 2035 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,294,474.235	27%
MyDestination 2045 Fund GS4 Class	GuideStone Church Retirement Plan PO Box 2190 Dallas TX 75221-2190	859,180.275	45%
MyDestination 2045 Fund GS4 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	704,816.764	37%
MyDestination 2045 Fund GS4 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	209,465.648	11%
Global Bond Fund GS4 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	10,237,748.283	43%
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund PO Box 2190 Dallas TX 75221-2190	6,427,012.613	27%
Global Bond Fund GS4 Class	GuideStone Financial Resources Growth Allocation Fund PO Box 2190 Dallas TX 75221-2190	2,594,764.753	11%
Global Bond Fund GS4 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,714,474.845	7%
Conservative Allocation Fund GS6 Class	GuideStone Financial Resources Endowment Fund PO Box 2190 Dallas TX 75221-2190	1,580,308.494	95%
Conservative Allocation Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	84,963.906	5%
Balanced Allocation Fund GS6 Class	GuideStone Financial Resources Protection Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,899,026.230	73%
Balanced Allocation Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	611,977.606	24%
Growth Allocation Fund GS6 Class	GuideStone Financial Resources Protection Benefit Plan PO Box 2190 Dallas TX 75221-2190	934,404.211	57%
Growth Allocation Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	596,564.984	36%
Aggressive Allocation Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	1,627,316.463	83%
Aggressive Allocation Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	297,117.093	15%
Money Market Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	5,082,371.940	75%
Money Market Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,106,509.290	16%
Money Market Fund GS6 Class	GuideStone Financial Resources Mission Aviation Fellowship PO Box 2190 Dallas TX 75221-2190	399,880.640	6%
Low-Duration Bond Fund GS6 Class	GuideStone Financial Resources Insurance Fund PO Box 2190 Dallas TX 75221-2190	605,591.501	92%
Low-Duration Bond Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	48,707.656	7%
Medium-Duration Bond Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,805,522.667	96%
Extended-Duration Bond Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	2,288,710.780	99%
Equity Index Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	69,774.629	84%
Value Equity Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,980,625.115	96%
Growth Equity Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,037,875.125	94%
Small Cap Equity Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,876,171.829	96%
International Equity Fund GS6 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,848,832.377	94%
International Equity Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	97,929.561	5%
MyDestination 2005 Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	102,862.477	69%
MyDestination 2005 Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	43,355.373	29%
MyDestination 2015 Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	102,252.563	54%
MyDestination 2015 Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	64,700.837	34%
MyDestination 2015 Fund GS6 Class	GuideStone Financial Resources Baptist Bible College PO Box 2190 Dallas TX 75221-2190	13,045.786	7%
MyDestination 2025 Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	157,793.455	59%
MyDestination 2025 Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	102,169.454	38%
MyDestination 2035 Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	101,961.208	52%
MyDestination 2035 Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	86,939.838	44%
MyDestination 2045 Fund GS6 Class	GuideStone Financial Resources Operating Fund PO Box 2190 Dallas TX 75221-2190	102,597.972	72%
MyDestination 2045 Fund GS6 Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas TX 75221-2190	36,921.135	26%
Conservative Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	5,556,200.422	85%
Conservative Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	871,387.062	13%
Balanced Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	21,870,960.289	69%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas TX 75221-2190	4,044,393.135	13%
Balanced Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	4,034,687.969	13%
Growth Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	17,511,621.267	89%
Growth Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,639,955.934	8%
Aggressive Allocation Fund I GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	11,387,259.951	84%
Aggressive Allocation Fund I GS2 Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas TX 75221-2190	1,837,593.576	14%
Money Market Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	96,891,283.360	73%
Money Market Fund GS2 Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas TX 75221-2190	6,951,587.330	5%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	5,542,467.478	38%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Conservative Allocation Fund I PO Box 2190 Dallas TX 75221-2190	5,381,951.815	37%
Low-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,877,438.105	13%
Low-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	1,288,544.749	9%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	8,769,284.781	49%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	2,969,770.315	16%
Medium-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,347,227.632	13%
Medium-Duration Bond Fund GS2 Class	Northern Trust Co Cust FBO Samford University 50 S LaSalle Street PO Box 92956 Chicago IL 60611	1,109,099.710	6%
Medium-Duration Bond Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,043,856.611	6%
Medium-Duration Bond Fund GS2 Class	Southwestern Seminary Foundation 2001 W Seminary Drive Fort Worth TX 76115-1153	1,029,720.810	6%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,804,941.538	39%
Extended-Duration Bond Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	2,533,616.657	26%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,297,036.612	13%
Extended-Duration Bond Fund GS2 Class	Northern Trust Co Cust FBO Samford University 50 S LaSalle Street PO Box 92956 Chicago IL 60611	1,193,824.752	12%
Extended-Duration Bond Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	563,711.999	6%
Equity Index Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,601,923.444	47%
Equity Index Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,141,976.350	15%
Equity Index Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,137,227.018	15%
Equity Index Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,122,114.916	15%
Equity Index Fund GS2 Class	US Bank NA FBO Campus Crusade for Christ International PO Box 1787 Milwaukee WI 53201-1787	398,933.530	5%
Value Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	6,181,458.258	24%
Value Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	6,170,842.468	24%
Value Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	6,113,542.546	23%
Value Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,816,548.339	15%
Value Equity Fund GS2 Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas TX 75221-2190	1,669,353.796	6%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,127,602.501	22%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,120,980.757	22%
Growth Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	4,072,329.001	22%
Growth Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,889,074.756	21%
Growth Equity Fund GS2 Class	Northern Trust Co Cust FBO Samford University 50 S LaSalle Street PO Box 92956 Chicago IL 60611	1,030,739.531	6%
Small Cap Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,004,710.010	34%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,334,304.108	15%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,313,110.779	15%
Small Cap Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	1,296,596.560	15%
Small Cap Equity Fund GS2 Class	Southwestern Seminary Foundation 2001 W Seminary Drive Fort Worth TX 76115-1153	891,196.754	10%
International Equity Fund GS2 Class	GuideStone Financial Resources Growth Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,774,634.503	16%
International Equity Fund GS2 Class	GuideStone Financial Resources Aggressive Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,769,802.085	16%
International Equity Fund GS2 Class	GuideStone Financial Resources Balanced Allocation Fund I PO Box 2190 Dallas TX 75221-2190	3,727,537.506	16%
International Equity Fund GS2 Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas TX 75221-2190	3,183,497.024	13%
International Equity Fund GS2 Class	Georgia Baptist Foundation Inc. 6405 Sugarloaf Pkwy Duluth GA 30097-4092	2,174,548.006	9%
International Equity Fund GS2 Class	Southwestern Seminary Foundation 2001 W Seminary Drive Fort Worth TX 76115-1153	1,645,053.666	7%
International Equity Fund GS2 Class	Northern Trust Co Cust FBO Church of the Nazarene Pension PO Box 92956 Chicago IL 60675-2956	1,288,035.146	5%

APPENDIX C

More Information About CCI

CCI is located at 601 Metro Center, One Station Place, Stamford, Connecticut 06902 and manages assets for defined contribution and benefit plans, investment companies and other institutional investors.  CCI is 30% owned by five active CCI employees.  In January 2005, Principal Global Investors, LLC (“Principal”), a wholly-owned subsidiary of Principal Financial Group®, acquired a 70% ownership interest in CCI to make the firm’s capabilities available to Principal clients.  CCI maintains full investment autonomy with no changes to the firm’s process, philosophy or team.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors and general partners of CCI:

Name	Position(s) with CCI/Principal Occupations
Anthony Rizza, CFA	Senior Managing Director and Portfolio Manager
Clifford G. Fox, CFA	Senior Managing Director and Portfolio Manager
Karl W. Anderson	Senior Managing Director and Client Servicing/Marketing Officer
Frank A. Cuttita	Senior Managing Director, Chief Administrative Officer and Chief Compliance Officer
Michael Iacono, CFA	Managing Director and Co-Portfolio Manager

The business address of each person listed above is One Station Place Stamford, CT 06902.

CCI also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Growth Equity Fund at the fee rates set forth below.

[rest of page left intentionally blank]

Fund	Approximate Net Assets as of June 30, 2008 (in billions)[1]	Annual Investment Advisory Fee (as a percentage of average daily net assets)[2]
Principal Investors Fund, Inc. LargeCap Growth Fund	$3.2

First $50 million-------------0.26%

Next $50 million-------------0.24%

Next $100 million-----------0.22%

Next $200 million-----------0.18%

Next $350 million-----------0.13%

Next $750 million-----------0.09%

Next $1.5 billion-------------0.06%

Next $2.5 billion-------------0.24%

Over $4.5 billion-------------0.17%

______________________

1

Net assets include the net assets of the Fund plus the net assets of any unregistered separate account of Principal Life and any investment company sponsored by Principal Life to which CCI provides investment services and which have the same investment mandate as the Fund.

2

Percentage fee rates are rounded.

APPENDIX D

More Information About Rainier

Rainier is located at 601 Union Street, Suite 2801, Seattle, Washington 98101 and manages assets for defined contribution and benefit plans, investment companies and other institutional investors.  Rainier is 100% owned and operated by Rainier’s investment professionals.

Listed below are the names, addresses, and principal occupations during the past five years for the principal executive officers, directors and general partners of Rainier:

Name	Position(s) with Rainier/Principal Occupations
James R. Margard, CFA, Principal	Chief Investment Officer, Director of Equity Management
Daniel M. Brewer, CFA, Principal	Senior Equity Portfolio Manager
Mark W. Broughton, CFA, Principal	Senior Equity Portfolio Manager
Mark H. Dawson, CFA, Principal	Senior Equity Portfolio Manager
Andrea L. Durbin, CFA, Principal	Senior Equity Portfolio Manager
Peter M. Musser, CFA, Principal	Senior Equity Portfolio Manager
J. Glenn Haber, Principal	CEO & Chairman of Rainier Investment Management Mutual Funds
Leonard P. Brennan, CFA, Principal	Chief Executive Officer. Prior to January 2007, he served as Chief Operating Officer. Prior to joining Rainier in September 2005, he was a Managing Director at Russell Investment Group.
John W. O'Halloran, Principal	President, Chief Executive Officer and Chairman of Rainier Investment Management Mutual Funds
Kurt A. Polk, CFA, Principal	Director of Institutional Client Service and Sales

The business address of each person listed above is 601 Union Street, Suite 2801, Seattle, Washington 98101.

Rainier also serves as investment adviser or sub-adviser to the following investment companies, which have investment objectives similar to the Growth Equity Fund at the fee rates set forth below.

Fund	Approximate Net Assets as of June 30, 2008 (in millions)	Annual Investment Advisory Fee
John Hancock Rainier Growth Fund	$903.8	0.30% of first $3 billion 0.275% of next $3 billion 0.25% of balance
Rainier Large Cap Equity Portfolio	$1,283.1	0.75%

APPENDIX E

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (“Contract”) is made among GUIDESTONE FUNDS, a Delaware business trust (“Trust”), and GUIDESTONE CAPITAL MANAGEMENT (“Adviser”), a non-profit corporation organized under the laws of the State of Texas, and ___________________________, a registered investment advisor organized under the laws of the State of ______________ (“Sub-Adviser”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (“Management Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the _________________ (“Fund”) is a series of the Trust; and

WHEREAS, under the Management Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Management Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Trust, the Adviser and the Sub-Adviser agree as follows:

1.

Appointment.  The Adviser hereby appoints and employs the Sub-Adviser as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Adviser determines to assign to the Sub-Adviser (those assets being referred to as the “Fund Account”).  The Adviser may from time to time make additions to and withdrawals, including but not limited to cash and cash equivalents, from the Fund Account, subject to verbal notification and subsequent written notification to the Sub-Adviser.

2.

Acceptance of Appointment.  The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

3.

Duties as Sub-Adviser.

(a)

Subject to the supervision and direction of the Trust’s Board of Trustees (“Board”) and of the Adviser, including all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser, the Sub-Adviser will provide a continuous investment program with respect to the Fund Account.  The Sub-Adviser will determine from time to time what investments in the Fund Account will be purchased, retained or sold by the Fund.  The Sub-Adviser will be responsible for placing purchase and sell orders for investments and for other related transactions with respect to the Fund Account.   The Sub-Adviser will provide services under this Contract in accordance with the Fund’s investment objective, policies and restrictions and the description of its investment strategy and style, all as stated in the Trust’s registration statement under the 1940 Act, an d any amendments or supplements thereto (“Registration Statement”) of which the Sub-Adviser has written notice.  The Sub-Adviser is authorized on behalf of the Fund Account to enter into and execute any documents required to effect transactions with respect to the Fund Account, provided that such transactions are in accord with the Registration Statement and with all written guidelines, policies and procedures adopted by the Trust or the Adviser that are provided to the Sub-Adviser.

(b)

In accordance with the Fund’s investment policies described in the Registration Statement, the Sub-Adviser is responsible for avoiding investment of Fund Account assets in the securities issued by any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the liquor, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized, as determined by GuideStone Financial Resources, as being incompatible with the moral and ethical posture of GuideStone Financial Resources.  The Adviser shall provide in writing to the Sub-Adviser a list of such prohibited companies, which the Adviser in its sole discretion will amend or supplement from time to time.  The Adviser will provide the Sub-Adviser with such amendments or supplements on a timely basis, and any such changes shall become effective once they have been received by the Sub-Adviser.  If the Sub-Adviser has a question about whether any proposed transaction with respect to the Fund Account would be in compliance with such investment policies, it may consult with the Adviser during normal business hours, and the Adviser will provide instructions upon which the Sub-Adviser may rely in purchasing and selling securities for the Fund Account.

(c)

The Sub-Adviser agrees that, in placing orders with brokers, it will seek to obtain the best net result in terms of price and execution; provided that, on behalf of the Fund, and in compliance with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser may, in its discretion, use brokers (including brokers that may be affiliates of the Sub-Adviser to the extent permitted by Section 3(d) hereof) who provide the Sub-Adviser with research, analysis, advice and similar services to execute portfolio transactions, and the Sub-Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Sub-Adviser’s determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  The Sub-Adviser agrees to provide the Adviser with reports or other information regarding brokerage and benefits received therefrom, upon the Adviser’s reasonable request.  In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, any other investment sub-adviser that serves as sub-adviser to one or more series of the Trust, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder, or in accordance with an order of exemption received from the United States Securities and Exchange Commission (“SEC”).  Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable over tim e to each account.

(d)

Except as permitted by law or an exemptive order or rule of the SEC, and policies and procedures adopted by the Board thereunder, the Sub-Adviser will not execute without the prior written approval of the Adviser any portfolio transactions for the Fund Account with a broker and/or dealer that is (i) an affiliated person of the Trust, including the Adviser or any sub-adviser for any series of the Trust; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Adviser agrees that it will provide the Sub-Adviser with a written list of such brokers and dealers and will, from time to time, update such list as necessary.  The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(e)

The Sub-Adviser will maintain all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to actions by the Sub-Adviser on behalf of the Fund, and will furnish the Board, the Adviser or the Fund’s administrator (“Administrator”) with such periodic and special reports as any of them reasonably may request.  In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for the Fund are the property of the Trust, agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and further agrees to surrender promptly to the Trust a complete set of any records that it maintains for the Fund upon request by the Trust.

(f)

All transactions will be consummated by payment to or delivery by the custodian designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Fund Account, and the Sub-Adviser shall not have possession or custody thereof.  The Sub-Adviser shall advise the Custodian and confirm in writing to the Trust, to the Adviser and any other designated agent of the Fund, including the Administrator, all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Rule 31a-1 under the 1940 Act.  For purposes of the foregoing sentence, communication via electronic means will be acceptable as agreed to in writing from time to time by the Adviser.  The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the set tlement of any transaction initiated by the Sub-Adviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Sub-Adviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian, except that it shall be the responsibility of the Sub-Adviser to notify the Adviser if the Custodian fails to confirm in writing proper execution of the instructions.

(g)

The Sub-Adviser agrees to provide, at such times as shall be reasonably requested by the Board or the Adviser, the analysis and reports specified on Schedule A attached hereto, including without limitation monthly reports setting forth the investment performance of the Fund Account.  The Sub-Adviser also agrees to make available to the Board and Adviser any economic, statistical and investment services that the Sub-Adviser normally makes available to its institutional or other customers.

(h)

In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Administrator and/or the Fund in determining the fair valuation of all portfolio securities held in the Fund Account and will use its reasonable efforts to arrange for the provision of valuation information or a price(s) for each portfolio security held in the Fund Account for which the Administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4.

Further Duties.  In all matters relating to the performance of this Contract, the Sub-Adviser will act in conformity with the provisions of the Trust’s Trust Instrument, By-Laws and Registration Statement of which it has received written notice, with all written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account that are provided to the Sub-Adviser in writing, and with the written instructions and written directions of the Board and the Adviser; and will comply with the requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (“Advisers Act”) and the rules under each, and all other federal and state laws and regulations applicable to the Trust and the Fund.  The Adviser agrees to provide to the Sub-Adviser copies of the Trust’s Trust Instrument, By-Laws, Registration Statement, written guidelines, policies and procedures adopted by the Trust as applicable to the Fund Account, written instructions and directions of the Board and the Adviser, and any amendments or supplements to any of these materials as soon as practicable after such materials become available.

5.

Proxies.  Unless the Adviser gives written instructions to the contrary, provided the Custodian has timely forwarded the relevant proxy materials, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. The Adviser shall instruct the Custodian to forward or cause to be forwarded to the Sub-Adviser (or its designated agent) all relevant proxy solicitation materials.

6.

Expenses.  During the term of this Contract, the Sub-Adviser will bear all expenses incurred by it in connection with its services under this Contract other than the cost of securities (including brokerage commissions, transactional fees and taxes, if any) purchased for the Fund.  The Fund shall be responsible for its expenses.

7.

Compensation.  The compensation of the Sub-Adviser for its services under this Contract shall be calculated daily and paid monthly by the Trust, and not the Adviser, in accordance with the attached Schedule B.  The Sub-Adviser shall not be responsible for any expenses incurred by the Fund or the Trust.  If this Contract becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the proportion that such period bears to the full month in which such effectiveness or termination occurs.  The Adviser shall be responsible for computing the fee based upon a percentage of the average daily net asset value of the assets of the Fund Account.

8.

Limitation of Liability.  The Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations hereunder, whether express or implied.  Nothing in this paragraph shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

9.

Indemnification.

(a)

The Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Adviser under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Adviser.

(b)

The Trust shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Trust under this Contract, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Sub-Adviser or the Sub-Adviser’s breach of fiduciary duty to the Trust.

(c)

The Sub-Adviser shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith  of the Adviser or the Adviser’s breach of fiduciary duty to the Sub-Adviser.

(d)

The Sub-Adviser shall indemnify the Trust or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”)  incurred by the Trust by reason of or arising out of any act or omission by the Sub-Adviser under this Contract if such act or omission involves the negligence, gross negligence, willful misfeasance, bad faith or breach of fiduciary duty of the Sub-Adviser, or any breach of warranty, representation or agreement hereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith  of the Trust or the Trust’s breach of fiduciary duty to the Sub-Adviser.

10.

Representations, Warranties and Agreements of the Trust.  The Trust represents, warrants and agrees that:

(a)

The Adviser and the Sub-Adviser each has been duly appointed by the Board of Trustees of the Trust to provide investment services to the Fund Account as contemplated hereby.

(b)

The Trust will cause the Adviser to deliver to the Sub-Adviser a true and complete copy of the Fund’s Registration Statement as effective from time to time, and such other documents or instruments governing the investment of the Fund Account and such other information as reasonably requested by the Sub-Adviser, as is necessary for the Sub-Adviser to carry out its obligations under this Contract.

11.

Representations of Adviser.  The Adviser represents, warrants and agrees that:

(a)

The Adviser has been duly authorized by the Board of Trustees of the Trust to delegate to the Sub-Adviser the provision of investment services to the Fund Account as contemplated hereby.

(b)

The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

12.

Representations of Sub-Adviser.  The Sub-Adviser represents, warrants and agrees as follows:

(a)

The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Contract remains in effect; (ii) is not prohibited by the 1940 Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Contract; (iii) has met and will seek to continue to meet for so long as this Contract remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Contract; (iv) has the authority to enter into and perform the services contemplated by this Contract; and (v) will promptly notify the Trust and Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursu ant to Section 9(a) of the 1940 Act or otherwise. The Sub-Adviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, or any threat thereof, before or by any court, public board or body, directly involving the affairs of the Fund.

(b)

The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of such code of ethics, together with evidence of its adoption and a certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violations of such code of ethics.  Within thirty (30) days following the end of the last calendar quarter of each year that this Contract is in effect, the Sub-Adviser shall furnish to the Trust and the Adviser (a) a written report that describes any issues arising under the code of ethics or procedures during the relevant period, including, but not limited to, information about material violations of the code or procedures and sanctions imposed in response to material violations; and (b) a written certification that the Sub-Adviser has adopted procedures reasonably necessary to prevent violation s of the code of ethics.  In addition, the Sub-Adviser shall (i) promptly report to the Board in writing any material amendments to its code of ethics; (ii) immediately furnish to the Board all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under the Trust’s and Adviser’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics; and (iii) provide quarterly reports to the Adviser on any material violations of the Sub-Adviser’s code of ethics during the period so indicated.  Upon the reasonable written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and all other records relevant to the Sub-Adviser’s code of ethics.

(c)

The Sub-Adviser has provided the Trust and the Adviser with a copy of its Form ADV, which as of the date of this Contract is its Form ADV as most recently filed with the SEC and promptly will furnish a copy of any material amendments to the Trust and the Adviser at least annually.  Such amendments shall reflect significant developments affecting the Sub-Adviser, as required by the Investment Advisers Act of 1940.

(d)

The Sub-Adviser will notify the Trust and the Adviser of any change of control of the Sub-Adviser, including any change of its general partners, controlling persons or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund Account or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change but in any event not later than promptly after such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Trust and Adviser, if any, arising out of such change.

(e)

The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage equal to not less than $5,000,000.

(f)

The Sub-Adviser agrees that neither it, nor any of its affiliates, will in any way refer directly or indirectly to its relationship with the Trust, the Fund, the Adviser or any of their respective affiliates in offering, marketing or other promotional materials without the express written consent of the Adviser.  However, the Sub-Adviser may use the performance of the Fund Account in its composite performance.

13.

Services Not Exclusive.  The services furnished by the Sub-Adviser hereunder are not to be deemed to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing among the Sub-Adviser, the Trust and the Adviser.

14.

Confidentiality.  Subject to the duty of the parties to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all material non-public information pertaining to the Fund Account and the actions of the Sub-Adviser, the Adviser and the Trust in respect thereof.

15.

Authorized Representatives of the Adviser.  The Sub-Adviser is expressly authorized to rely upon any and all instructions, approvals and notices given on behalf of the Adviser by any one or more of those persons designated as representatives of the Adviser whose names, titles and specimen signatures appear in Schedule C attached hereto.  The Adviser may amend such Schedule C from time to time by written notice to the Sub-Adviser.  The Sub-Adviser shall continue to rely upon these instructions until notified by the Adviser to the contrary.

16.

Duration and Termination.

(a)

Unless sooner terminated as provided herein, this Contract shall continue in effect for a period of two years subsequent to its initial approval, and thereafter, if not terminated, shall continue automatically from year to year, provided that such continuance is specifically approved annually in accordance with the 1940 Act: (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

(b)

Notwithstanding the foregoing, this Contract may be terminated by any party hereto at any time, without the payment of any penalty, immediately upon written notice to the other party, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the other arising prior to termination.  This Contract will terminate automatically in the event of its assignment or upon termination of the Management Agreement as it relates to the Fund.

17.

Amendment of this Contract.  No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Contract shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Contract or interested persons of any such party, and (ii) by the vote of a majority of the outstanding voting securities of the Fund (unless the Trust receives an SEC order or no-action letter permitting it to modify the Contract without such vote or a regulation exists under the 1940 Act that permits such action without such vote).

18.

Limitation of Trustee and Shareholder Liability.  The Adviser and Sub-Adviser are hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust Instrument of the Trust and agree that obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series of the Trust, the obligations hereunder of the Trust shall be limited to the respective assets of the Fund.  The Adviser and Sub-Adviser further agree that they shall not seek satisfaction of any such obligation from the shareholders or any individual shareholder of the Trust or the Fund, nor any officer, director or trustee of the Trust, neither as a group nor individually.

19.

Governing Law.  This Contract shall be construed in accordance with the 1940 Act and the laws of the State of Delaware, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of Delaware conflict with the applicable provisions of the 1940 Act, the latter shall control.

20.

Miscellaneous.  The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby.  This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.  As used in this Contract, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order.  Where the effect of a requirement of the federal securities laws reflected in any provision of this Contract is made less restrictive by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.  This Contract and the Schedule(s) attached hereto embody the entire agreement and understanding among the parties.  This Contract may be signed in counterpart.

21.

Notices.  Any notice herein required is to be in writing and is deemed to have been given to the Sub-Adviser, Adviser or the Trust upon receipt of the same at their respective addresses set forth below.  All written notices required or permitted to be given under this Contract will be delivered by personal service, by postage mail – return receipt requested or by facsimile machine or a similar means of same day delivery which provides evidence of receipt (with a confirming copy by mail as set forth herein).  All notices provided to Adviser will be sent to the attention of Patricia A. Weiland.  All notices provided to the Sub-Adviser will be sent to the attention of ____________________________.

[rest of page left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of ________________.4

GUIDESTONE FUNDS – 2401 Cedar Springs Road Dallas, Texas 75201

Attest
By:______________________________	By:______________________________
Name: _____________________________	Name: _____________________________
Title: _____________________________	Title: _____________________________

GUIDESTONE CAPITAL MANAGEMENT 2401 Cedar Springs Road Dallas, Texas 75201

Attest
By:______________________________	By:______________________________
Name: _____________________________	Name: _____________________________
Title: _____________________________	Title: _____________________________

SUB-ADVISER

Attest
By:______________________________	By:______________________________
Name: _____________________________	Name: _____________________________
Title: _____________________________	Title: _____________________________

____________________

4

Original Contract dated ____________

SCHEDULE A

REPORTS TO BE PROVIDED BY SUB-ADVISER

EFFECTIVE DATE _____________

Monthly

1.

Transaction and valuation reports, including investment performance.

2.

Report showing the derivative holdings.

3.

Report on transactions with affiliated broker/dealers on both an Agency and Principal basis.

Quarterly

1.

GuideStone Funds Compliance Checklist.

2.

Quarterly Certification Memorandum – A statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with the Investment Manager Mandate and the GuideStone Funds Compliance Checklist, noting any instances of non-compliance during the quarter, and that the Sub-Adviser will continue to maintain the Fund Account in compliance.  Report to GuideStone Capital Management any changes or material violations of the Sub-Adviser’s Code of Ethics during the quarter.  Also, a statement to the effect that the Sub-Adviser has discharged its responsibilities in accordance with Rule 31a-1 and 204-2.

3.

Commission recapture report.

4.

All fixed income Sub-Advisers utilizing derivatives, provide a report that demonstrates stress testing of the Fund Account.  At a minimum, such testing should demonstrate the effect on the Fund Account of a 100 basis point move in interest rates along with quantification of the duration contribution of the derivatives in the Fund Account.

5.

All equity Sub-Advisers provide a report documenting how any proxies were voted during the quarter.

6.

Attribution analysis report.

7.

Liquidity summary which is a one page report showing a summary % of illiquid and deemed liquid securities by month for each of the types of securities on the 144A worksheet.

8.

Brokerage report in an Excel file showing the name of the broker/dealer, the shares, the commission in U.S. dollars and the date of the transaction.  For fixed income Sub-Advisers this will include Agency transactions only.

9.

Report on notice of regulatory examinations and copies of any exam reports.

Annually

1.

SAS 70 report or other internal control reports.  If a standard internal control report is not available please provide a description of what controls are in place to prevent things such as rogue trading, trades outside our guidelines or the Fund Account investment objectives, and general violation of the Sub-Adviser’s policies or code of ethics.

2.

Updated proxy voting policy.

3.

Current code of ethics and Rule 17j-1 certification paragraph.

4.

Report showing proof of liability and fiduciary insurance coverage and ERISA bonding requirements.

5.

Updated form ADV parts I and II, or more frequently if revised during the year.

Periodic

1.

Immediately furnish all material information regarding any violation of the code of ethics by any person who would be considered an Access Person under GuideStone Funds and GuideStone Capital Management’s code of ethics, if such person were not subject to the Sub-Adviser’s code of ethics.

2.

Promptly notify GuideStone Capital Management of any material event related to the organization that would be deemed an important consideration in the ongoing relationship between the Sub-Adviser and GuideStone Funds.

3.

Timely advise GuideStone Capital Management of any significant changes in the ownership, organizational structure, financial condition or key personnel staffing of the Sub-Adviser.

4.

Advise GuideStone Capital Management of any changes in the Fund Account manager.

5.

Promptly inform GuideStone Capital Management of any major changes in the Sub-Adviser’s investment outlook, investment strategy and/or Fund Account structure.

6.

Meet with GuideStone Capital Management on a periodic basis for a formal Fund Account review.

7.

Advise GuideStone Capital Management of any pertinent issues that the Sub-Adviser deems to be of significant interest.

8.

Provide GuideStone Capital Management with reports or other information regarding brokerage and benefits received there from.

9.

Provide copies of any other periodic or special report required pursuant to the 1940 Act and the rules and regulations promulgated there under with respect to actions by the Sub-Adviser.

10.

Promptly notify GuideStone Capital Management of any material amendments to Sub-Adviser’s code of ethics.

SCHEDULE B

SUB-ADVISORY FEES

This Schedule B contains the sub-advisory fee information required by Section 7 of the Sub-Advisory Agreement among GuideStone Funds (“Trust”), GuideStone Capital Management (“Adviser”) and _______________________, (“Sub-Adviser”) relating to the _________________ (“Fund”), a series of the Trust.

Fee Schedule.  Fees payable to the Sub-Adviser pursuant to this Contract shall be calculated daily and paid monthly by the Trust.  The fees are calculated as of the close of trading on the last business day of the month by applying the applicable fee rate to the average daily assets of the Fund allocated to the Sub-Adviser for that period.  For purposes of calculating the fee, the value of the Fund’s assets shall be determined in the same manner as that which the Fund uses to determine the net asset value of its shares.  The applicable annualized fee rate shall be as indicated in the schedule below of the Fund’s assets allocated to the Sub-Adviser.

Average Daily Net Assets

Annual Rate

SCHEDULE C

AUTHORIZED REPRESENTATIVES OF THE ADVISER

Name	Title	Specimen Signature
John R. Jones	President
Rodney R. Miller	Vice President and Secretary
Jeffrey P. Billinger	Vice President and Treasurer
Rodric E. Cummins Senior	Vice President and Chief Investment Officer
Matt L. Peden	Vice President and Investment Officer
Patricia A. Weiland Senior	Vice President and Chief Operating Officer
Arthur Merritt	Chief Compliance Officer